Exhibit 99.1
     WAIVER AND AMENDMENT dated as of May 11, 2009 (this “Waiver”), to the Credit Agreement dated as of January 13, 2009 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among Tronox Incorporated (“Holdings”), Tronox Worldwide LLC (the “Borrower”), the Lenders from time to time party thereto, Credit Suisse, as Administrative Agent (in such capacity, the “Administrative Agent”) and JPMorgan Chase Bank, N.A., as Collateral Agent (together with the Administrative Agent, the “Agents”).
          WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower;
          WHEREAS, Holdings and the Borrower have informed the Lenders that they have not complied, or will not be able to comply, with certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement (as defined in the Credit Agreement) referred to in Sections 1 and 2 below and have requested that the Lenders agree to amend and waive such provisions of the Credit Agreement and the Guarantee and Collateral Agreement;
          WHEREAS, the undersigned Lenders are willing to agree to such waivers and amendments on the terms and subject to the conditions set forth herein; and
          WHEREAS, capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement;
          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Waiver. Subject to satisfaction of the conditions set forth below, the undersigned Lenders hereby permanently waive, as of the Waiver Effective Date (as defined below), any Default that may have occurred as a result of (a) any inaccurate representation made prior to the Waiver Effective Date in or non-compliance prior to the Waiver Effective Date with, as the case may be, any of Sections 3.05, 3.06, 3.15, 3.17(a), (g) and (h) and 5.11 of the Credit Agreement, in each case to the extent relating to or arising out of the understatement of actual or contingent environmental and tort liabilities relating to the properties of the Borrower and its Subsidiaries set forth on Schedule 1 hereto or the failure to take adequate reserves relating to such liabilities for such properties, (b) the failure to deliver the financial statements of Holdings and its consolidated Subsidiaries for the fiscal year ended December 31, 2008 and related opinions, reports and certifications, in each case required to be delivered pursuant to Section 5.04(a), (d), (e) and (f) of the Credit Agreement within 100 days after the end of such fiscal year, (c) the failure to comply with Section 5.01 of the Credit Agreement to the extent relating to the insolvency proceedings involving Tronox GmbH and Tronox Pigments GmbH, (d) the failure to comply with Section 5.05 of the Credit Agreement prior to the Waiver Effective Date to the extent relating to any of the matters included in this Section 1 and Section 2 of this Waiver and (e) the failure to comply with Section 5.13 of the Credit Agreement and Section 5.07(a) of the Guarantee and Collateral Agreement prior to the Waiver Effective Date, to the extent relating to the failure to meet the requirements of clause (e) of the Collateral and Guarantee Requirement by the date required prior to giving effect to this Waiver.
          SECTION 2. Amendments to Credit Agreement.
               (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:
          “First Waiver and Amendment” means the Waiver and Amendment dated as of May 11, 2009, among Holdings, the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto.
               (b) Section 1.01 of the Credit Agreement is hereby further amended by revising clause (e) of the definition of the term “Collateral and Guarantee Requirement” in its entirety as follows:
          “(e) on or prior to May 11, 2009, the requirements of the Guarantee and Collateral Agreement relating to the concentration and application of collections on Accounts shall have been satisfied; and”.
               (c) Section 1.01 of the Credit Agreement is hereby further amended by revising the definition of “Consolidated Net Income” by replacing the word “and” immediately before clause (c) thereof with a comma and adding the following immediately before the period at the end thereof:
“and (d) the income or loss of Tronox GmbH and Tronox Pigments GmbH”.
               (d) Section 3.05(a) of the Credit Agreement is hereby amended by inserting the following at the beginning of each of the second and third sentences thereof:
“Except to the extent relating to or arising out of the understatement of actual or contingent environmental and tort liabilities relating to the properties of the Borrower and its Subsidiaries set forth on Schedule 1 to the First Waiver and Amendment, or the failure to take adequate reserves relating to such liabilities for such properties,”.
               (e) Section 3.06 of the Credit Agreement is hereby amended by inserting the following immediately after the words “Bankruptcy Cases” therein:
“and to the extent relating to or arising out of the understatement of actual or contingent environmental and tort liabilities relating to the properties of the Borrower and its Subsidiaries set forth on Schedule 1 to the First Waiver and Amendment, or the failure to take adequate reserves relating to such liabilities for such properties”.

               (f) Each of Sections 3.15 and 3.17(a), (g) and (h) of the Credit Agreement is hereby amended by inserting the following at the beginning thereof:
“Except to the extent relating to or arising out of the understatement of actual or contingent environmental and tort liabilities relating to the properties of the Borrower and its Subsidiaries set forth on Schedule 1 to the First Waiver and Amendment, or the failure to take adequate reserves relating to such liabilities for such properties,”.
               (g) Section 5.04(a) of the Credit Agreement is hereby amended by replacing “100” with “250” in each instance in which it appears therein.
               (h) Section 5.11 of the Credit Agreement is hereby amended by deleting the words “and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP” therein.
               (i) Section 5.17 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
“SECTION 5.17. Sale of the Borrower. (a) On or prior to July 31, 2009 (which date may be extended by the Administrative Agent, in its sole discretion, for up to an additional 30 days), Holdings shall have executed one or more asset purchase agreements, in form and substance reasonably satisfactory to the Agents and which the Administrative Agent shall have provided to the Lenders prior to its approval thereof, with a “stalking horse” bidder or bidders providing, in the aggregate, for the sale of all or substantially all of the assets of Holdings and its Subsidiaries under Section 363 of the Bankruptcy Code. Within seven days after the date of execution and delivery of such asset purchase agreements, Holdings shall have filed a motion with the Bankruptcy Court seeking approval of such asset purchase agreements.
(b) Holdings shall provide to the Agents’ counsel and financial advisor all asset purchase agreements received by or on behalf of Holdings for the sale of all or substantially all of the assets of Holdings and its Subsidiaries under Section 363 of the Bankruptcy Code and all other agreements relating to such asset purchase agreements and such additional information with respect to such asset purchase agreements as the Agents’ professionals may reasonably request.”
               (j) Article V of the Credit Agreement is hereby amended by adding a new Section 5.20 as follows:
“SECTION 5.20. Lender Updates. Holdings and the Borrower shall cause members of senior management to participate in (i) telephone conference calls with, and arranged by, the Agents and the Lenders at 11:00 a.m. (New York City time) on Friday of each week (or less often, if so requested by the Administrative Agent), or at such other time as may be reasonably acceptable to the Administrative Agent, Holdings and the Borrower and (ii) a meeting with the Agents and the Lenders at a date and time to be determined by the Administrative Agent and reasonably acceptable to Holdings and the Borrower, during which calls and meeting it shall provide any reasonable and non-privileged information that may reasonably be requested regarding the status of and developments in the operations, business affairs and financial condition of Holdings and its Subsidiaries, including with respect to the process for the sale of all or substantially all of the assets of Holdings and its Subsidiaries under Section 363 of the Bankruptcy Code.”
               (k) Clause (b)(i) of Section 6.04 of the Credit Agreement is hereby amended by replacing “$5,000,000” with “(1) $7,500,000” and inserting the following immediately after the words “at any time outstanding” in clause (i)(C)(y) thereof:
“(no more than $2,500,000 of which loans and advances may be at any time outstanding to Tronox Pigments (Holland) B.V.) and (2) the amount permitted by clause (m) below to Tronox Pigments (Holland) B.V.”.
               (l) Section 6.04 of the Credit Agreement is hereby further amended by deleting the word “and” at the end of clause (k) thereof, replacing the period at the end of clause (l) thereof with a semicolon and the word “and” and adding the following new clause (m):
“(m) loans or advances made by the Borrower or any Subsidiary Guarantor to Tronox Pigments (Holland) B.V. in an aggregate principal amount not to exceed (i) $2,500,000 at any time outstanding following selection by Holdings of a “stalking horse” bidder or bidders for the sale, in the aggregate, of all or substantially all of the assets of Holdings and its Subsidiaries under Section 363 of the Bankruptcy Code and disclosure to the Administrative Agent of the name or names of such bidder or bidders and such other information with respect to such bidder or bidders as the Administrative Agent may reasonably request or (ii) $5,000,000 at any time outstanding following the execution by Holdings of one or more asset purchase agreements, in form and substance reasonably satisfactory to the Agents, with such bidder or bidders providing for such sale; provided that (i) any such loans or advances shall be evidenced by a promissory note pledged to the Collateral Agent for the ratable benefit of the Secured Parties and, to the extent permitted under applicable law, secured on a first priority basis by substantially all assets of Tronox Pigments (Holland) B.V., (ii) Tronox Pigments (Holland) B.V. shall use the proceeds of any such loans or advances only for expenditures made in the ordinary course of business consistent with its past practices and (iii) at any time that any such loans or advances are outstanding, Tronox Pigments (Holland) B.V. shall not (A) incur or permit to exist any other Indebtedness or (B) make any investment in any other Subsidiary.

          SECTION 3. Amendments to Guarantee and Collateral Agreement. Section 5.07(a) of the Guarantee and Collateral Agreement is hereby amended by inserting “(i)” immediately following the words “provided that” and inserting the following immediately before the period at the end thereof:
“and (ii) payments received in respect of Canadian Accounts may be deposited in a deposit account of the Loan Parties at the Royal Bank of Canada, which account shall not be required to be subject to a deposit account control agreement; provided that the balance in such account shall not exceed $250,000 at any time”.
          SECTION 4. Certain Agreements. Holdings and the Borrower hereby agree to file a motion with the Bankruptcy Court, in form and substance satisfactory to the Administrative Agent, seeking approval of this Waiver.
          SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Waiver, each of Holdings and the Borrower hereby represents and warrants to each Lender and the Agents that, after giving effect to this Waiver:
     (a) the representations and warranties of each Loan Party contained in any Loan Document are true and correct on and as of the Waiver Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date; and
     (b) as of the Waiver Effective Date, no Default has occurred and is continuing.
          SECTION 6. Waiver Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes and delivers a copy of this Waiver to the Administrative Agent (or its counsel) at or prior to 5:00 p.m. New York City time, on May 11, 2009 (or such other time or date on which the Administrative Agent and the Borrower shall agree), a waiver fee (the “Waiver Fees”) in an amount equal to 1.00% of each such Lender’s Commitment as of such date. The Waiver Fees shall be payable in immediately available funds on, and subject to the occurrence of, the Waiver Effective Date.
          SECTION 7. Conditions to Effectiveness. This Waiver shall become effective on and as of the date on which each of the following conditions precedent is satisfied in full (such date, the “Waiver Effective Date”):
               (a) The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrower and the Required Lenders.
               (b) The Administrative Agent shall have received the Waiver Fees and all other amounts due and payable on or prior to the Waiver Effective Date, including reimbursement or payment of all expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document to the extent such expenses have been invoiced at least two Business Days prior to the Waiver Effective Date.
               (c) The Bankruptcy Court shall have entered an order, in form and substance reasonably satisfactory to the Administrative Agent, approving this Waiver.
          SECTION 8. Credit Agreement. Except as specifically waived or amended hereby, the Credit Agreement and the Guarantee and Collateral Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the Waiver Effective Date, any reference to the Credit Agreement or the Guarantee and Collateral Agreement shall mean such Agreement as amended or modified hereby. This Waiver shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 9. Applicable Law. THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.
          SECTION 10. Counterparts. This Waiver may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Waiver by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Waiver.
          SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Waiver and are not to affect the construction or, or to be taken into consideration in interpreting, this Waiver.
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          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

TRONOX INCORPORATED,
by	/s/ Dennis L. Wanlass
	Name:	Dennis L. Wanlass
	Title:	Interim Chairman of the Board and Chief Executive Officer

TRONOX WORLDWIDE LLC,
by	/s/ Michael J. Foster
	Name:	Michael J. Foster
	Title:	Vice President and General Counsel

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,
by	/s/ Bryan J. Matthews
	Name:	Bryan J. Matthews
	Title:	Director

by	/s/ Megan Kane
	Name:	Megan Kane
	Title:	Director

Commerzbank AG, New York and Grand Cayman branches, as Lender,
by	/s/ Mary Harold
	Name:	Mary Harold
	Title:	Senior Vice President

by	/s/ John Carlos
	Name:	John Carlos
	Title:	Vice President

Societe Generale, as Lender,
by	/s/ Kevin C. Joyce
	Name:	Kevin C. Joyce
	Title:	Vice President

Konsico Associatos LP, as Lender,
by	/s/ Thomas Corman
	Name:	Thomas Corman
	Title:	Managing Member

Konsico Partners, LP, as Lender,
by	/s/ Thomas Corman
	Name:	Thomas Corman
	Title:	Managing Member

Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., as Lenders, by: Farallon Partners, L.L.C., its General Partner
by	/s/ Monica R. Landry
	Name:	Thomas Corman
	Title:	Managing Member

The Bank of Nova Scotia, as Lender,
by	/s/ Mark Vigil
	Name:	Mark Vigil
	Title:	Managing Director

The Royal Bank of Scotland, as Lender,
by	/s/ Michael Fabiano
	Name:	Michael Fabiano
	Title:	Senior Vice President

JPMorgan Chase Bank, N.A., as Lender,
by	/s/ Douglas A. Jenks
	Name:	Douglas A. Jenks
	Title:	Managing Director

SCHEDULE 1
Properties
All properties owned, formerly owned, operated or formerly operated by Holdings or any of the Subsidiaries or any of their respective predecessors.